THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                 NOVEMBER 4, 2011, AS REVISED DECEMBER 13, 2011

          LOOMIS SAYLES FULL DISCRETION INSTITUTIONAL SECURITIZED FUND

                           INSTITUTIONAL CLASS SHARES

                              INVESTMENT ADVISER:
                         LOOMIS, SAYLES & COMPANY, L.P.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                         PAGE
LOOMIS SAYLES FULL DISCRETION INSTITUTIONAL
SECURITIZED FUND ........................................................ 1
     FUND INVESTMENT OBJECTIVE .......................................... 1
     FUND FEES AND EXPENSES ............................................. 1
     PRINCIPAL INVESTMENT STRATEGIES .................................... 2
     PRINCIPAL RISKS .................................................... 3
     PERFORMANCE INFORMATION ............................................ 7
     INVESTMENT ADVISER ................................................. 7
     PORTFOLIO MANAGERS ................................................. 8
     PURCHASE AND SALE OF FUND SHARES ................................... 8
     TAX INFORMATION .................................................... 8
MORE INFORMATION ABOUT RISK ............................................. 9
MORE INFORMATION ABOUT THE FUND'S OBJECTIVE
     AND INVESTMENTS ....................................................10
INFORMATION ABOUT PORTFOLIO HOLDINGS ....................................11
INVESTMENT ADVISER ......................................................11
PORTFOLIO MANAGERS ......................................................11
PURCHASING AND SELLING FUND SHARES ......................................12
OTHER POLICIES ..........................................................15
DIVIDENDS AND DISTRIBUTIONS .............................................17
TAXES ...................................................................17
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ..................Back Cover

       LOOMIS SAYLES FULL DISCRETION INSTITUTIONAL SECURITIZED FUND FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the "Fund") is to provide current income and the potential for total return.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                  INSTITUTIONAL CLASS SHARES
------------------------------------------------- --------------------------
Management Fees(1)                                             0.00%
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Other Expenses(2)                                              0.20%
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Total Annual Fund Operating Expenses                           0.20%
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Less Fee Reductions and/or Expense Reimbursements              0.10%
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Total Annual Fund Operating Expenses After Fee                 0.10%
Reductions and/or Expense Reimbursements(3)
------------------------------------------------- --------------------------


(1) The Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of Loomis Sayles & Company L.P. (the "Adviser"), the Fund's Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services.

(2) Other Expenses are based on estimated amounts for the current fiscal year.

(3) The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses ("excluded expenses") from exceeding 0.10% of the Fund's Institutional Class Shares' average daily net assets until October 31, 2012 and 0.20% thereafter. This Agreement may only be terminated by the Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR 3 YEARS
                                    ------ -------
                                      $10    $54
                                    ------ -------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in mortgage-backed and other asset-backed securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund primarily invests in asset-backed securities, commercial mortgage-backed securities, agency mortgage-backed securities and non-agency residential mortgage-backed securities, which are not issued, guaranteed, or backed by the U.S. government or its agencies or instrumentalities. The Fund may invest in both fixed-rate and adjustable rate securities.

The securities the Fund invests in may be issued by U.S. or non-U.S. issuers, including corporations, partnerships and trusts, and governments, including their agencies, instrumentalities and sponsored entities. There is no limit to the amount of Fund assets which may be invested in non-U.S. issuers. Securities issued by non-U.S. issuers must be U.S. dollar denominated. The Fund may invest in securities of any maturity.

In addition to direct investments in securitized assets, the Fund may also invest in structured notes, which are instruments that are expected to provide economic exposure equivalent to securitized assets in which the Fund may invest directly. These investments are taken into account when determining compliance with the Fund's 80% investment policy described above. The Fund may invest up to 20% of its assets, based on market value, in structured notes. The Fund may also invest up 10% of its assets in cash and cash equivalents, including commercial paper, repurchase agreements and short-term fixed income instruments.

The average duration and dollar weighted average maturity of the Fund will vary depending on the Adviser's strategy for the Fund and its analysis of market and economic conditions.

The Fund may invest without limit in securities of any credit quality, including securities that are rated below investment grade ("high yield" or "junk" bonds) and those in default, but seeks to maintain a minimum dollar weighted average portfolio quality equivalent to B- or higher as determined at the time of purchase. The Fund uses the highest rating assigned by Standard & Poor's Rating Services, Moody's Investors Service, Inc. or Fitch, Inc. If none of those ratings agencies assign ratings to a particular security or issuer, the Fund uses the highest rating assigned by any other nationally recognized statistical rating organization ("NRSRO"). If an issuer or security is not rated by an NRSRO, the Adviser will use its internal rating to determine credit quality. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if the Adviser believes it would be advantageous to do so.

The portfolio management team will seek to identify and purchase securitized assets that offer a high level of income and/or capital appreciation potential. The return potential and relative attractiveness of each security will be assessed on a potential loss-adjusted basis, with particular emphasis on scenario analysis aimed at assessing the risk-return profile of each security. The credit rating assigned by a nationally recognized rating agency will not be a key consideration in the security selection process, except for the need to maintain the minimum rating requirement of the Fund.

The Adviser has full discretion in determining which investments to make and pursues a strategy of investing in securitized assets unconstrained with respect to sectors and ratings. In purchasing securities for the Fund, the Adviser uses a fundamental, top down approach to evaluate each sector in the securitized market, and then determines the sector allocation within each sector and the capital structure allocations for the Fund's portfolio. The Adviser utilizes a bottom up approach to the individual security selection process, aimed at assigning an independent credit rating to a security and determining its risk/return profile. In evaluating a security, the Adviser utilizes a mix of third party and proprietary research models to generate performance expectations for the collateral backing the security (e.g. pooled mortgages in a mortgage-backed security) and the risks associated with such collateral. Qualitative factors such as the originator of the collateral, the servicer of the pool of assets and other key corporate connections of the security are also evaluated. The Adviser then compares the collateral performance expectations with the security's structure to determine its ability to make interest and principal payments to its holders, and stress-tests the security across a broad range of scenarios to determine an internal credit rating and a risk/return profile for a security.

The Adviser may sell a security when there is a change in the relative valuation of a security, the Adviser's assessment of a particular sector, and/or the Adviser's analysis of the credit or risk/return of a security.

The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries. The Fund is non-diversified and may hold a relatively small number of securities issued by a limited number of issuers. Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK. As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and durations) and the Fund's share price to fall.

A related risk is basis risk, which is the risk that a change in prevailing interest rates will change the price of a company's bearing liabilities disproportionately to the price of interest-bearing assets. This would have the effect of increasing liabilities and decreasing assets, resulting in a loss.

CREDIT RISK. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

CONCENTRATION RISK. Due to the Fund's concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund's investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

INFLATION/DEFLATION RISK. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

RATING AGENCIES RISK. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

HIGH YIELD BOND RISK. High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Some may even be in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.

Generally, the lower rated the security, as determined by rating agencies, the more vulnerable the security is to nonpayment. Securities rated below "B" are often dependent upon favorable financial and business conditions to meet their financial obligations, or may lack the capacity to make payments regardless of financial and business conditions. Default becomes more likely over the long or short term the lower rated the security.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. Rising interest rates tend to extend the maturities of mortgage-backed securities, causing the securities to exhibit additional volatility and their value to decrease more significantly. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

The Fund may invest in residential mortgage-backed securities that represent interests in pools of adjustable rate mortgages (ARMs), including payment option ARMs. Payment option ARMs give the borrower the option to pay less than the interest only amount, resulting in an increase in the principal balance of a loan as interest owed is added to the principal (known as "negative amortization payments"). While such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument and make the instrument more affordable to the borrower in the short term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The Fund may invest a substantial amount of its assets in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, including extension and prepayment risks, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities, such as credit card receivables, may not have the benefit of an underlying physical asset or security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of the collateral may also be insufficient to cover the principal amount.

During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to market's perception of the credit worthiness of the issuers. Mortgage-backed and asset-backed securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or will default on payments. Such a risk is generally higher in the case of mortgage-backed securities that include so-called 'sub-prime' or "Alt-A" loans, which are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. There is also a risk that the value of the underlying asset (E.G., a home) securing an obligation may not be sufficient to cover the amount of the obligation. Residential mortgage-backed securities in which the Fund may invest may have a loan to value ratio which exceeds 100%, meaning that the mortgage amount is greater than the appraised value of the underlying property. Certain commercial mortgage-backed securities may be backed by pools of mortgages of properties that have special purposes, which may be difficult to sell or liquidate.

CREDIT CRISIS LIQUIDITY RISK. Certain types of credit instruments, such as investments in high-yield bonds, debt issued in leveraged buyout transactions (acquisition of a company using a substantial amount of debt and loans), mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007. General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions, and the above factors, may make valuation uncertain and/or result in sudden and significant valuation declines.

STRUCTURED NOTES RISK. Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.

A credit linked note is a type of structured note whose value is linked to an underlying reference asset. Credit linked notes typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/or periodic interest payments expected to be received from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.

U.S. GOVERNMENT SECURITIES RISK. Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

AGENCY SECURITIES RISK. Certain obligations issued by U.S. government sponsored agencies are backed solely by that agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

FOREIGN SECURITY RISK. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States.

PORTFOLIO TURNOVER RISK. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax more frequently on capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

NON-DIVERSIFICATION RISK. Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

STATE-SPECIFIC RISK. While the Fund does not expect to invest in single state pools of mortgages, underlying properties of mortgages of certain states may represent a significant percentage of the underlying mortgages in which the Fund invests as a whole. When the Fund invests in this manner, it is subject to the risk that the economy of the states in which it invests, and the value of properties within the states, may decline. Investing significantly in securities the values of which are economically tied to a single state means that the Fund is more exposed to negative political or economic events affecting that state than a fund that invests more widely. Certain states have experienced significant declines in property values in recent years.

It is anticipated that the Fund will invest more than 25% of its assets in mortgage-backed securities with underlying properties in California. Investing in such a manner subjects the Fund to economic conditions and government policies within California. As a result, the Fund may be more susceptible to factors that adversely affect the California property, housing and mortgage markets than a mutual fund that does not have a great concentration in California.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles")

PORTFOLIO MANAGERS

Mr. Alessandro Pagani, CFA, Vice President and Senior Securitized Asset Strategist, has managed the Fund since its inception.

Mr. Stephen L'Heureux, CFA, Vice President and Senior Securitized Asset Analyst, has managed the Fund since its inception.

Mr. Dmitri Rabin, CFA, Vice President and Senior Securitized Asset Analyst, has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

There is no minimum initial investment to purchase shares of the Fund for the first time. There is also no minimum for subsequent investments. The Fund reserves the right to create investment minimums at its sole discretion.

Shares of the Fund are offered exclusively to institutional advisory clients of the Adviser or its affiliates. Shares normally can be redeemed only by contacting your client service manager or calling 1-800-343-2029.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CREDIT RISK. Credit risk involves the risk that an issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction, may be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund may be subject to credit risk to the extent that it invests in fixed-income securities or is a party to over-the-counter transactions. A Fund that invests in lower-rated fixed-income securities ("junk bonds") is subject to greater credit risk, (because such securities are subject to a greater risk of default) and market risk than a fund that invests in higher-quality fixed-income securities. Lower rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. A Fund that invests in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) will be subject to greater credit risk. A Fund that invests in non-U.S. securities is subject to increased credit risk, for example, because of the difficulties of requiring non-U.S. entities to honor their contractual commitments and because financial reporting and other standards are often less robust in foreign countries.

HIGH YIELD ("JUNK") BOND RISK. High yield, or "junk," bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of high yield bonds is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

INTEREST RATE RISK. Changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income producing securities. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline. Even funds that generally invest a significant portion of their assets in high quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds, such as the Fund, that generally invest a significant portion of their respective assets in lower rated fixed-income securities or comparable unrated securities (commonly known as "junk bonds"). The Fund will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to if they invested in fixed-income securities with shorter maturities or durations. Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities because the value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to the risk of prepayment when interest rates fall, which generally results in lower returns because Funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates. The Fund also face increased interest rate risk when they invest in interest-only securities or fixed-income securities paying no current interest, such as zero-coupon securities, principal-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities.

MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster than expected prepayment rate will reduce yield to maturity and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase and slower-than-expected prepayments will reduce, yield to maturity. Prepayments and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

The value of some mortgage-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain "subprime" or "Alt-A" loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

MORE INFORMATION ABOUT THE FUND'S OBJECTIVE AND INVESTMENTS

The investment objective of the Fund is to provide current income and the potential for total return. The investment objective of the Fund may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in short-term, liquid, high-grade debt instruments, which may include U.S. government securities, bank deposits, money market instruments and other short-term debt instruments, including notes and bonds, or the Fund may hold its assets in cash. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This prospectus describes the Fund's principal investment strategies and principal risks, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus).

The Fund may receive instruments not contemplated herein through the conversion or exchange of an investment or as a result of the reorganization or bankruptcy of the issuer of an otherwise permissible investment and may create wholly- or substantially owned entities to hold such instruments. The Adviser may hold or dispose of these investments at its discretion.

Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P., a Delaware limited partnership, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at One Financial Center, Boston, Massachusetts 02111-2621. As of September 30, 2011, the Adviser had approximately $156.6 billion in assets under management. Loomis Sayles was founded in 1926.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

An investor in the Fund will pay a fee to the Adviser or its affiliates under a separate client agreement for advisory services. The Fund does not pay the Adviser for investment advisory services, but does pay other expenses of the Fund such as administration fees, custody fees and general operating expenses. The Adviser has contractually agreed to reduce Fund fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.10% of the Fund's average daily net assets until October 31, 2012 and 0.20% thereafter.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Annual Report dated October 31, 2011.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Alessandro Pagani, CFA, Vice President and Senior Securitized Asset Strategist, joined the Adviser in 2008 and has 12 years of investment management experience. He is a co-manager of the Loomis Sayles Securitized Asset Fund and the Loomis Sayles Securitized Asset Credit Trust. Mr. Pagani leads the Securitized Asset Sector Team for the Loomis Sayles fixed income group and is responsible for developing research and investment strategies for mortgage pass-through, asset-backed and commercial mortgage securities across all Loomis Sayles fixed income products. Prior to joining the Adviser, Mr. Pagani was co-head of global research and credit with Cambridge Place Investment Management, a specialty manager of credit sensitive structured securities. Mr. Pagani also worked as director of asset-backed securities research at Banc One Capital Markets. He earned a doctoral degree in economics and commerce from the University of Brescia in Italy.

Stephen L'Heureux, CFA, Vice President and Senior Securitized Asset Analyst, joined the Adviser in 2008 and has 25 years of investment management experience. Mr. L'Heureux specializes in commercial real estate and CMBS analysis. Prior to joining the Adviser, Mr. L'Heureux was a senior credit analyst for US commercial real estate, ABS and CMBS at Cambridge Place Investment Management. Previously, Mr. L'Heureux worked for 10 years at AEW Capital Management, where he was a portfolio manager specializing in structured debt. Mr. L'Heureux also spent three years at Hancock Real Estate Advisors supporting direct equity real estate investment programs and five years building econometric models of the nation's real estate markets for DRI/FW Dodge. He earned a BA at McGill University and an MA at the University of Toronto.

Dmitri Rabin, CFA, Vice President and Senior Securitized Asset Analyst, joined Loomis Sayles in 2008 and has 5 years of investment management experience. Mr. Rabin specializes in non-agency RMBS analysis. Prior to joining the Adviser, Mr. Rabin worked as a long-short equity analyst for global financials and fund macro strategy at Pine Cobble Capital. He also worked as an associate analyst at Cambridge Place Investment Management and as project leader at Boston Consulting Group. Mr. Rabin earned a BA from Amherst College and an MBA from the Massachusetts Institute of Technology.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Class Shares of the Fund. Institutional Class Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

Shares of the Fund are offered exclusively to institutional advisory clients of the Adviser or its affiliates.

Additional shares can be purchased if authorized by the Adviser and payment must be wired in federal funds to the Fund's transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent") except when shares are purchased in exchange for securities acceptable to the Fund.

Purchases of Fund shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Transfer Agent.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Fund's Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

Securities, options, futures contracts and other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

MINIMUM PURCHASES

There is no minimum initial investment to purchase shares of the Fund for the first time. There is also no minimum for subsequent investments. The Fund reserves the right to create investment minimums at its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Class Shares of the Fund, check daily NAV or obtain additional information.

 FUND NAME                                              CUSIP          FUND CODE
 Loomis Sayles Full Discretion Institutional          00769G774          3456
 Securitized Fund

HOW TO SELL YOUR FUND SHARES


Shares normally can be redeemed only by contacting your client service manager or calling 1-800-343-2029.

The sale price will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Redemption proceeds will be sent by wire only.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold. The Fund agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one registered investment adviser.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. However, the Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Because the Fund is designed to be a component of a separate institutional advisory client account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. Each Fund is managed in a manner that is consistent with its role in the separate institutional advisory account. Because all purchase and redemption orders are initiated by the Adviser, separate institutional advisory account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control.

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. Dividends and distributions are generally taxable to you whether you receive them in the form of cash or in additional Fund shares. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, qualified dividend income will be taxed at rates applicable to ordinary income in tax years beginning after December 31, 2012.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the first-in, first-out method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Because the Fund may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this decision.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                        THE ADVISORS' INNER CIRCLE FUND

          LOOMIS SAYLES FULL DISCRETION INSTITUTIONAL SECURITIZED FUND

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111-2621

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated November 4, 2011, includes detailed information about the Loomis Sayles Full Discretion Institutional Securitized Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-800-343-2029

BY MAIL: Loomis Sayles Full Discretion Institutional Securitized Fund c/o Boston Financial Data Services, Inc.
              P.O. Box 8530
              Boston, Massachusetts 02266-8530


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.